SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    January 24, 2006



                                  Coach, Inc.
                                  -----------
             (Exact name of registrant as specified in its charter)


   Maryland                          1-16153                   52-2242751
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  (State of                 (Commission File Number)          (IRS Employer
Incorporation)                                             Identification No.)


                    516 West 34th Street, New York, NY 10001
                    ----------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                                 --------------
              (Registrant's telephone number, including area code)




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Item 2.02: Results of Operations and Financial Condition.

         On January 24, 2006, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended December 31, 2005. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to liability under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

         The attached press release includes the following Non-GAAP financial information:

     o The Company's net income, net income per share have been presented both including and excluding the effect of stock option expense for the quarter and compared to the same quarter in the prior fiscal year. Selling, general & administrative expense has also been presented both with and without the impact of option expense.

     o The Company has also presented its projected earnings per diluted share for the second fiscal quarter and full fiscal year both including and excluding the effect of stock option expense.

         The Company believes that it is appropriate to present this supplemental information, for the following reasons:

     o Effective July 3, 2005, the Company adopted Statement of Financial Accounting Standards No. 123(R), which requires companies to measure all employee stock-based compensation awards using a fair value method and recognize compensation costs in its financial statements.

     o Prior to fiscal year 2006, all written earnings and earnings-per-share guidance issued by the Company had not included the impact of expenses from such compensation; historically, this has been the way in which management has analyzed and managed the Company's business.

     o Presenting the Company's earnings and earnings per share in the attached release both with and without the impact of such expenses will allow investors to better understand the Company's financial results and how such results compare with the Company's prior guidance. In addition, this presentation will help investors and analysts to understand the relationship of the Company's results to analysts' coverage and projected earnings forecasts, which have not included the impact of stock option expense.

     o This presentation will also allow investors to better understand the change in the Company's financial results from last year to the current year and the impact from fiscal 2005 to fiscal 2006 of expenses from such compensation on the Company's earnings and earnings per share.

Item 9.01:  Financial Statements and Exhibits.

(c) Exhibits.     The following exhibit is being furnished herewith:

99.1              Text of Press Release, dated January 24, 2006

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 24, 2006

                                   COACH, INC.

                                   By:   /s/  Carole P. Sadler
                                        -----------------------
                                        Carole P. Sadler
                                        Senior Vice President, General Counsel
                                        and Secretary

                                  EXHIBIT INDEX


99.1              Text of Press Release, dated January 24, 2006